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                                                                    Exhibit 10.5


           AGREEMENT BETWEEN THE CALIFORNIA STUDENT AID COMMISSION AND
       STAR BANK, N.A. AS TRUSTEE FOR STUDENT LOAN FUNDING RELATING TO THE
                             GUARANTEE OF LOANS FOR
                     ATTENDANCE AT EDUCATIONAL INSTITUTIONS


Parties
-------

The California Student Aid Commission ("CSAC") is an agency of the State of California. Since 1978 CSAC has been a guarantee agency in the various programs created under the Higher Education Act (HEA) of 1965, as amended, and administered by the United States Department of Education relating to guaranteed loans for attendance at educational institutions.

STAR BANK, N.A. AS TRUSTEE FOR STUDENT LOAN FUNDING is a lending institution desirous of making and acquiring loans having a CSAC guarantee.

Warranties
----------

STAR BANK, N.A. AS TRUSTEE FOR STUDENT LOAN FUNDING warrants that it is eligible, as defined under the HEA, and will remain eligible to make or acquire any loan having a CSAC guarantee.

STAR BANK, N.A. AS TRUSTEE FOR STUDENT LOAN FUNDING Warrants that any loan it makes or acquires having a CSAC guarantee will be a legally valid, legally binding, and legally enforceable obligation of the borrower pursuant to all applicable federal, state and local laws and regulations.

Agreement by STAR BANK, N.A. AS TRUSTEE FOR STUDENT LOAN FUNDING
----------------------------------------------------------------

In consideration of the agreements made by CSAC, STAR BANK, N.A. AS TRUSTEE FOR STUDENT LOAN FUNDING agrees to the following: STAR BANK, N.A. AS TRUSTEE FOR STUDENT LOAN FUNDING agrees that, respecting any loan it makes or acquires having a CSAC guarantee, it will comply with all applicable federal, state, and local laws and regulations including, but not limited to, the HEA, the Fair Debt Collection Practices Act, the Fair Credit Reporting Act and the Equal Credit Opportunity Act, as well as all applicable written policy and procedure documents issued by CSAC. STAR BANK, N.A. AS TRUSTEE FOR STUDENT LOAN FUNDING agrees that for any failure of its warranties, responsibilities and/or representations made in this agreement the guarantee is void for all affected loans and it will indemnify and hold harmless CSAC from any resulting financial loss of any kind, including, but not limited to, the repurchase of any loans upon which a claim payment was made by CSAC.

Agreement by CSAC
-----------------

In consideration of the warranties and agreements made by STAR BANK, N.A. AS TRUSTEE FOR STUDENT LOAN FUNDING, CSAC agrees to guarantee loans made and acquired by STAR BANK, N.A. AS TRUSTEE FOR STUDENT LOAN FUNDING within the parameters provided for under the HEA.


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Incorporations by Reference
---------------------------

Any provision of federal, state, or local law or regulation which is required to be set forth in this agreement is hereby incorporated as though fully set forth.

Severability of Provisions
--------------------------

The parties agree that the provisions of this agreement are severable, and that if any provision be declared judicially unenforceable all other provisions nevertheless remain in full force and effect.

CSAC Failure to Enforce Provisions of Agreement
-----------------------------------------------

The parties agree that any CSAC failure to enforce any provision of this agreement shall not in any way diminish the power of CSAC to enforce that provision subsequently.

Address and Federal Tax Number
------------------------------

The address of STAR BANK, N.A. AS TRUSTEE FOR STUDENT LOAN FUNDING is:

          425 Walnut Street, ML 5125
          ---------------------------------------------
          P.O. Box 1118
          ---------------------------------------------
          Cincinnati, OH  45201-1118
          ---------------------------------------------

          ---------------------------------------------





The Employer Identification Number for STAR BANK, N.A. AS TRUSTEE FOR STUDENT LOAN FUNDING is 31-0841368
               -----------------------

Signature:  /s/ Brian J. Gardner                  Date:     4/28/98
          ----------------------------                 --------------------

Title   Senior Trust Officer
      --------------------------------
Authorized representative of STAR BANK, N.A. AS TRUSTEE FOR STUDENT LOAN
FUNDING,


Signature: /s/ Adreinne Wright                    Date:     5/4/98
          ---------------------------                  --------------------

Title: Chief of Management Services
      -----------------------------------------
         Authorized representative of CSAC


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                        CALIFORNIA STUDENT AID COMMISSION
                     CERTIFICATE OF COMPREHENSIVE INSURANCE

           (FOR CONSOLIDATION LOANS MADE IN ACCORDANCE WITH TITLE IV,
            PART B OF THE HIGHER EDUCATION ACT OF 1965, AS AMENDED)


THE CALIFORNIA STUDENT AID COMMISSION, herein referred to as the "Agency", certifies that all Consolidation Loans made by STAR BANK, N.A. AS TRUSTEE FOR STUDENT LOAN FUNDING., herein referred to as the "Lender", in conformity with the requirement of Part B of Title IV of the Higher Education Act of 1965, as amended, are fully insured against loss of principal and interest provided:

1. The Lender has determined to its satisfaction, in accordance with reasonable and prudent business practices, for each loan being consolidated:

         (a) that the loan is a legal, valid, and binding obligation of the borrower;

         (b) that each such loan was made and serviced in compliance with applicable laws and regulations; and

         (c)      that the insurance on such loan is in full force and effect.

2. This certificate shall apply to loans made after September 5, 1996 and prior to the expiration of the authority in Section 428C of the Act to make and insure consolidation loans.

3. That the total principal amount of all Consolidation Loans insured under this certificate is equal to or less than $100,000,000.

4. That, if the lender, prior to the expiration of this certification no longer proposes to make Consolidation Loans, the Lender will so notify the Agency in order that the certificate may be terminated. Such termination shall not affect the insurance on any Consolidation Loan made prior to such termination.

5. That the Lender's loan consolidation program practices are subject to the Agency's guaranteed Loan Program Lender Participation Limitations, Suspension or Termination procedures. The insurance on any Consolidation Loans made under this certificate prior to the Agency's imposition of a limitation, suspension or termination action shall not be affected by such action.

6. That the Lender complies with the Agency's and US Department of Education's reporting and due diligence requirements.

7. That the Lender attaches to this Certificate, as appendix A, a statement of the alternative repayment terms which it will offer to borrowers.


                            /s/ Adreinne Wright
                            -------------------------
                                 AGENCY OFFICIAL

                                     5/4/98
                                 --------------
                                      DATE